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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 27, 1997

                              CN Biosciences, Inc.
             (Exact name of registrant as specified in its charter)

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
Delaware                                       000-21281                              33-0509785
(State or other                                (Commission                            (IRS Employer
jurisdiction of                                File Number)                           Identification No.)
incorporation)

10394 Pacific Center Court, San Diego, CA                                                92121
(Address of principal executive offices)                                              (Zip Code)

       Registrant's Telephone Number, including area code: (619) 450-5500



                                       N/A
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

Effective as of December 27, 1997, CN Biosciences, Inc. (the "Registrant") acquired all of the outstanding capital stock of Pel-Freez, Inc., an Arkansas corporation ("Pel-Freez"), and all of the outstanding capital stock of Pel-Freez's subsidiary Novagen, Inc., an Arkansas corporation ("Novagen"), pursuant to a Stock Purchase Agreement, dated as of November 25, 1997, by and among the Registrant, as Buyer, David W. Dubbell, Dennis Almond, Corrine
Fetherston, Lisa Johnson, Robert Mierendorf, Warren Kroeker, Barbara Morris,
Robert Novy and Tom Van Oosbree, as Sellers, and Pel-Freez for $10,500,000 cash.
On January 2, 1998, the Registrant paid the purchase price from cash on hand.
The purchase price was determined through arm's length negotiation between the Registrant and the Sellers. Subsequent to the closing of the acquisition of Pel-Freez and Novagen by the Registrant, Pel-Freez's Articles of Incorporation were amended to change its name to Novagen Holdings, Inc.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         The required financial statements will be filed by amendment to this Current Report on Form 8-K within the time period specified by Item 7(a)(4).

(b)      Pro forma financial information.

         The required pro-forma financial information will be filed by amendment to this Current Report on Form 8-K within the time period specified by Item
7(a)(4).

(c)      Exhibits.

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
Exhibit No.                     Description
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
2(b)                            Stock Purchase Agreement, dated as of November 25, 1997, by and among CN Biosciences, Inc., as Buyer, David W. Dubbell,
                                Dennis Almond, Corrine Fetherston, Lisa Johnson, Robert
                                Mierendorf, Warren Kroeker, Barbara Morris, Robert Novy and
                                Tom Van Oosbree, as Sellers, and Pel-Freez, Inc.*

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*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CN Biosciences, Inc.

                                       By:  /s/ James G. Stewart
                                           ------------------------------------
                                            James G. Stewart
                                            Chief Financial Officer, Vice
                                            President-Administration and
                                            Secretary

Dated:  January 12, 1998

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                                  EXHIBIT INDEX



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
Exhibit No.                  Description
-----------                  -----------
2(b)                         Stock Purchase Agreement, dated as of November 25, 1997, by and among CN Biosciences, Inc., as Buyer, David W. Dubbell, Dennis
                             Almond, Corrine Fetherston, Lisa Johnson, Robert Mierendorf, Warren
                             Kroeker, Barbara Morris, Robert Novy and Tom Van Oosbree, as Sellers,
                             and Pel-Freez, Inc.*

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* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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